REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 30, 2024, by and between TriSalus Life Sciences, Inc., a Delaware corporation (the “Company”), and OrbiMed Royalty & Credit Opportunities IV, LP (the “Holder”). The Company and the Holder are referred to each as a “Party” and collectively as the “Parties.” Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

1.Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Additional Shares” means any shares of Company Common Stock issued to the Holder pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Underlying Shares, or with respect to, or in exchange or in replacement of, the Underlying Shares in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with, such Person; provided, however, that for purposes of this Agreement, the Holder shall not be deemed an Affiliate of the Company or any of its Subsidiaries. “Affiliates” has a correlative meaning.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to remain closed for the entirety of such day in New York, New York.
“Commission” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.
“Company” has the meaning set forth in the preamble.
“Company Common Stock” means the shares of common stock, par value $0.0001 per share, of the Company.
“Company Indemnified Persons” has the meaning set forth in Section 5(a).
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through (a) the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a Person. “Controlled” has a correlative meaning.

“Credit Agreement” means that certain Credit Agreement, dated April 30, 2024, by and among TriSalus Operating Life Sciences, Inc., as borrower, the Company, the lenders party thereto, and the Holder, as the administrative agent, as may be amended, restated, supplemented or otherwise modified from time to time.
“Exchange Act” means the Securities Exchange Act of 1934. “Form S-1 Shelf” has the meaning set forth in Section 2(a)(i). “Form S-3 Shelf” has the meaning set forth in Section 2(a)(i). “Holder” has the meaning set forth in the preamble.
“Holder Indemnified Persons” has the meaning set forth in Section 5(b). “Indemnified Persons” has the meaning set forth in Section 5(b).
“Initial Warrant” means the Warrant, dated April 30, 2024, issued pursuant to the Credit Agreement.
“Losses” has the meaning set forth in Section 5(a). “Parties” has the meaning set forth in the preamble.
“Person” means any individual, partnership, corporation, company, association, trust, limited liability company, organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.
“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A), all amendments and supplements to the Prospectus, including post-effective amendments, and all information incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement under the Securities Act (to the extent such declaration or order is required in order for such registration statement to become effective).

“Registrable Securities” means (i) the Underlying Shares, and (ii) any Additional Shares; provided, however, that Underlying Shares or Additional Shares shall cease to be treated as Registrable Securities when (A) such security has been disposed of pursuant to an effective registration statement, (B) such security is sold pursuant to Rule 144, or (C) the Holder thereof, together with its Affiliates, is able to dispose of all of its Registrable Securities without restriction or limitation pursuant to Rule 144 and all restrictive legends and stop transfer instructions have been removed with respect to such Registrable Securities.
“Registration Expenses” means all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, fees and expenses of one counsel for the Holder in an amount not to exceed $10,000, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.
Registration Expenses shall not include underwriting discounts or commissions attributable to the sale of the Registrable Securities.
“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all information incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Related Person” has the meaning set forth in Section 8(m). “Rule 144” means Rule 144 under the Securities Act.
“Rule 405” means Rule 405 under the Securities Act. “Rule 415” means Rule 415 under the Securities Act. “Rule 424” means Rule 424 under the Securities Act. “Rule 430A” means Rule 430A under the Securities Act. “Securities Act” means the Securities Act of 1933.
“Shelf Period” has the meaning set forth in Section 2(a)(i).
“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415, pursuant to Section 2(a).
“Shelf Registration Statement” has the meaning set forth in Section 2(a)(i). “Subsequent Registration Statement” has the meaning set forth in Section 2(a)(ii). “Subsequent Shelf Registration Statement” has the meaning set forth in Section

2(a)(ii). “Subsequent Warrant” means any warrant issued pursuant to the Credit Agreement in connection with a Delayed Draw Loan.
“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, of which (a) such Person or any other Subsidiary of such Person is a general partner (excluding partnerships if the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests that have voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.
“Suspension Period” has the meaning set forth in Section 2(b).
“Trading Market” means the principal national securities exchange in the United States on which the Company Common Stock is listed.
“Underlying Shares” means any and all shares of Company Common Stock issuable upon exercise of the Initial Warrant and any Subsequent Warrant.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding, replacing or having substantially the same effect as the applicable law, rule, form or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

2.Registration.

(a)Shelf Registration.

(i)No later than forty-five (45) days after the date hereof, the Company shall file a Registration Statement for a Shelf Registration covering the resale of any Registrable Securities, other than the Registrable Securities relating to any Subsequent Warrant, with the Commission for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holder may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (or any successor to Form S-3) covering the resale of all of the Registrable Securities held by the Holder (the “Form S-3 Shelf”), or if such Form S-3 is not then available to the Company, the Company shall file a Registration Statement for a Shelf Registration on Form S-1 (or any successor to Form S-1) (the “Form S-1 Shelf” and, together with the Form S-3 Shelf, the “Shelf Registration Statement”). Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x) no later than the fifth (5th) trading day following the date the Commission notifies the Company that it will not review the Shelf Registration Statement, and (y) no later than the ninetieth (90th) day following the filing of the Shelf Registration Statement in the event that the Commission reviews the Shelf Registration Statement. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the earliest to occur of (1) the Expiration Date (as defined therein) of the Initial Warrant, and (2) such time as there are no Registrable Securities remaining or issuable upon exercise of the Initial Warrant (the “Shelf Period”). The Company shall notify the Holder by email with electronic confirmation of the effectiveness of the Shelf Registration Statement as promptly as practicable, and in any event within two (2) Business Days after the Company telephonically or otherwise confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall provide for all permitted means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Notwithstanding anything to the contrary contained herein, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform the Holder, (B) file amendments to the Initial Registration Statement as required by the Commission or (C) withdraw the Initial Registration Statement and file a new Registration Statement (a “New Registration Statement”), in either case of clause (B) or (C) covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (B) or (C) above, the Company will use its reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more Registration Statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement.
(ii)No later than thirty (30) days after the issuance of any Subsequent Warrant, the Company shall file a Registration Statement for a Shelf Registration covering the resale of any Registrable Securities not covered by an existing effective Registration Statement with the Commission for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holder may reasonably specify (each, a “Subsequent Registration Statement”). Any Subsequent Registration Statement shall be on Form S-3 (or any successor to Form S-3) covering the resale of any Registrable Securities held by the Holder (a “Subsequent Form S-3 Shelf”) that are not covered by an existing effective registration statement, or if such Form S-3 is not then available to the Company, the Company shall file a Registration Statement for a Shelf Registration on Form S-1 (or any successor to Form S-1) (a “Subsequent Form S-1 Shelf” and, together with the Subsequent Form S-3 Shelf, the “Subsequent Shelf Registration Statement”). Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x) no later than the fifth (5th) trading day following the date the Commission notifies the Company that it will not review the Subsequent Shelf Registration Statement and (y) no later than the ninetieth (90th) day following the filing of the Subsequent Shelf Registration Statement in the event that the Commission reviews the Subsequent Shelf Registration Statement. The Company shall use its reasonable best efforts to keep such Subsequent Shelf Registration Statement continuously effective under the Securities Act until the earlier to occur of (1) the Expiration Date (as defined therein) of the applicable Subsequent Warrant, and (2) such time as there are no Registrable Securities remaining or issuable upon exercise of the applicable Subsequent Warrant (the “Subsequent Shelf Period”). The Company shall notify the Holder by email with electronic confirmation of the effectiveness of the Subsequent Shelf Registration Statement as promptly as practicable, and in any event within two (2) Business Days, after the Company telephonically or otherwise confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Subsequent Shelf Registration Statement shall provide for all permitted means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Notwithstanding anything to the contrary contained herein, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of

Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform the Holder, (B) file amendments to the Subsequent Registration Statement as required by the Commission or (C) withdraw the Subsequent Registration Statement and file a new Subsequent Registration Statement (a “New Subsequent Registration Statement”), in either case of clause (B) or (C) covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New
Subsequent Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities. In the event the Company amends the Subsequent Registration Statement or files a New Subsequent Registration Statement, as the case may be, under clauses (B) or
(C) above, the Company will use its reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more Registration Statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on
Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Subsequent Registration Statement, as amended, or the New Subsequent Registration Statement.

(b)Suspension Period. Notwithstanding any other provision of this Section 2, Holder acknowledges that there may be times when the Company must suspend the use of the Prospectus forming a part of a Registration Statement until such time as an amendment to such Prospectus or Registration Statement has been filed by the Company and, if applicable, declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Holder hereby covenants that it will not sell any Registrable Securities pursuant to said Prospectus during the period commencing at the time at which the Company gives Holder notice (which notice shall not, without Holder’s prior written consent, disclose to Holder any material nonpublic information regarding the Company) of the suspension of the use of said Prospectus and ending at the time the Company gives Holder notice that Holder may thereafter effect sales pursuant to said Prospectus (such period, a “Suspension Period”); provided, (a) that such Suspension Period shall in no event exceed (i) a period of more than thirty (30) consecutive days or (ii) more than an aggregate total of sixty (60) days, in each case in any 360-day period, (b) the Company has reasonably determined that, in order for such Registration Statement or accompanying Prospectus not to contain a material misstatement or omission, an amendment or supplement thereto is needed, and (c) the Company will use commercially reasonable efforts to end the Suspension Period as promptly as practicable and, upon the termination of the condition set forth in clause (b), will provide prompt notice to Holder and take such other reasonable actions to permit sales of Registrable Securities pursuant to said Registration Statement.
(c)Required Information. Holder agrees to complete and execute all questionnaires and other documents reasonably required by the Company in order to prepare and file any Registration Statement (provided that such information shall be used only in connection with such registration).

(d)Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to the Holder until the Holder no longer holds any Registrable Securities.

3.Registration Procedures. The procedures to be followed by the Company and the Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and the Holder with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:
(a)The Company shall (i) prepare and file a Registration Statement with the Commission (within the time period specified in Section 2(a)) which Registration Statement (A) shall be on a form required by this Agreement (or if not so required, selected by the Company) for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the period provided under Section 2(a), and (iii) cause each Registration Statement and the related Prospectus and any amendment or supplement, (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, the Company shall have no liability for any information furnished in writing by or on behalf of the Holder to the Company for inclusion in any such Registration Statement that has not been corrected in a subsequent writing to the Company prior to the filing or other disclosure of such information). The Company will, (1) at least three (3) Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto containing information regarding the Holder, furnish to the Holder and its counsel copies of all such documents proposed to be filed and make such representatives of the Company as shall be reasonably requested by the Holder available for discussion of such documents, (2) use its reasonable best efforts to address in each such document prior to being so filed with the Commission such comments as the Holder or its counsel reasonably shall propose within two (2) Business Days of receipt of such copies by the Holder and (3) not file any Registration Statement or any related Prospectus or any amendment or supplement thereto containing information regarding the Holder to which the Holder objects, unless such information is required to comply with any applicable law, rule or regulation.
(b)The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by the Holder of Registrable Securities covered by such Registration Statement necessary to permit the Holder to sell in accordance with its intended method of distribution, including as may be required in connection with any underwritten distribution of Registrable Securities or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the period provided under Section 2(a) in accordance with the intended method of distribution and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holder, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond to any comments received from the Commission with respect to each Registration Statement or Prospectus or any amendment thereto, and (iv) provide the Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement or Prospectus other than any comments that the Company determines in good faith would result in the disclosure to the Holder of material non-public information concerning the Company that is not already in the possession of the Holder.
(c)The Company will notify the Holder as promptly as practicable: (i)(A) when a Registration Statement, any pre-effective amendment, any Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to the Holder and its counsel, other than information which the Company determines in good faith would constitute material non-public information that is not already in the possession of the Holder); and (C) with respect to each Registration Statement or any post- effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental or regulatory authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the Commission or any such authority relating to, or which may affect, the Registration Statement other than any comments that the Company determines in good faith would result in the disclosure to the Holder of material non-public information concerning the Company that is not already in the possession of the Holder; (iii) of the issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or preventing or suspending the use of any Prospectus or the initiation or threatening of any Proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (v) of the occurrence of any event that, to the Company’s knowledge, makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or if, as a result of such event or the passage of time, such Registration Statement, Prospectus or other documents requires revisions so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act.

(d)The Company will use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement, or preventing or suspending the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as practicable after the Suspension Period is over.
(e)During the Shelf Period or Subsequent Shelf Period, upon reasonable request of the Holder and without charge, the Company shall furnish to the Holder and its counsel, (i)
promptly after the same is prepared and filed with the Commission, at least one copy of the Registration Statement and any amendment thereto, including all documents incorporated therein by reference and all exhibits to the extent requested by the Holder or its counsel, (ii) upon the effectiveness of any amendment to a Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request) and (iii) such other filed documents, including copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holder.
(f)The Company will promptly upon request deliver to the Holder and its counsel as many copies of each Prospectus (including each form of prospectus) and each amendment or supplement thereto as the Holder or its counsel may reasonably request in order to facilitate the disposition of the Registrable Securities by the Holder. Subject to Section 2(b), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, so long as the same are used in compliance with the Securities Act and all other applicable laws and regulations.
(g)The Company will cooperate with the Holder to facilitate the timely preparation and delivery of certificates or book-entry entitlements representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or book-entry entitlements shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may reasonably request in writing and subject to compliance with applicable securities laws. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities pursuant to the Registration Statement, subject to the provisions of Section 7.
(h)Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, such that the Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus.
(i)The Company will use its reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Trading Market.
(j)The Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(c) or the occurrence of a Suspension Period, the Holder will promptly discontinue disposition of such Registrable Securities under the applicable Registration Statement until the Holder receives copies of the supplemental Prospectus or amended Registration Statement or is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. If the Company gives any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder either receives the copies of the supplemented Prospectus or amended Registration Statement or is advised in writing by the Company that the use of the Prospectus may be resumed.
(k)At least ten (10) days prior to the filing date deadline specified in Section 2(a) for a Registration Statement, the Holder shall deliver to the Company an executed stockholder questionnaire in the form attached hereto as Exhibit A.

4.Registration Expenses. The Company shall bear all Registration Expenses. The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration becomes effective or is withdrawn or suspended.
5.Indemnification.

(a)To the fullest extent permitted by law, the Company shall indemnify and hold harmless the Holder, its partners, stockholders, equity holders, general partners, managers, members and Affiliates and each of their respective officers and directors and any Person who controls the Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or agent thereof (each, a “Company Indemnified Person” and collectively, “Company Indemnified Persons”), from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable attorneys’, accountants’ and experts’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Company Indemnified Person may become subject under the Securities Act, the Exchange Act or any state blue sky securities laws (collectively, “Losses”), arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus (including in any preliminary prospectus, if used prior to the effective date of such Registration Statement), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated or deemed incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, foreign or common law rule or regulation in connection with such Registration Statement, disclosure document or related document or report or any offering covered by such Registration Statement, and the Company shall reimburse such Company Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such Loss (the matters in the foregoing clauses (i) through (iii) being, collectively, “Company Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a): (A) shall not apply to a Loss by a Company Indemnified Person arising out of or based upon a Company Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Holder or such Company Indemnified Person for use in connection with the preparation of such Registration Statement, such preliminary, summary or final prospectus or such amendment or supplement, or other disclosure document; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Company Indemnified Person from whom the Person asserting any such Loss purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Company Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(f), and the Company Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Loss is based on a failure of the Holder to deliver, or to cause to be delivered, the prospectus to the extent the Company complied with Section 3(f); and (D) shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.
(b)In connection with any Registration Statement filed by the Company pursuant to Section 2(a) hereof in which the Holder has registered for sale its Registrable Securities, the Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, employees, agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) (collectively, “Holder Indemnified Persons,” and together with the Company Indemnified Persons, each an “Indemnified Person,” and collectively, the “Indemnified Persons”) from and against any Losses arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Holder of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, foreign or common law rule or regulation in connection with any information provided by the Holder in such Registration Statement, disclosure document or related document or report in the case of clauses
(i) and (ii) to the extent, but only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with any information furnished in writing by or on behalf of the Holder for inclusion in such Registration Statement, disclosure document or related document or report and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder, and the Holder will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending such Losses. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the net proceeds (after deducting any underwriters’ discounts and commissions) received by the Holder under the sale of Registrable Securities giving rise to such indemnification obligation.
(c)Any Indemnified Person under paragraph (a) or (b) of this Section 5 shall (i) give prompt written notice to the indemnifying person under paragraph (a) or (b) of this Section 5 of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying person shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that the indemnifying person’s ability to defend such claim (through the forfeiture of substantive rights or defenses) is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying person has agreed in writing to pay such fees or expenses, (B) the Indemnified Person has reasonably concluded (based upon the advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying person, or (C) in the reasonable judgment of any such Indemnified Person (based upon the advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying person with respect to such claims (in which case, if the Indemnified Person notifies the indemnifying person in writing that such Indemnified Person elects to employ separate counsel at the expense of the indemnifying person, the indemnifying person shall not have the right to assume the defense of such claim on behalf of such Indemnified Person). No action may be settled without the written consent of the Indemnified Person, provided that the consent of the Indemnified Person shall not be required if (x) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement; (y) such settlement provides solely for the payment by the indemnifying person of money as the sole relief for such action and (z) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying person or persons shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm (in addition to any local counsel that is required to effectively defend against any such proceeding) for all Indemnified Persons and that all such fees and expenses shall be paid or reimbursed promptly.
(d)If the indemnification provided for in this Section 5 is held by a court of a competent jurisdiction to be unavailable to an Indemnified Person with respect to any loss, damage, claim or liability, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, shall to the extent permitted by law, contribute to the amount paid or payable by such Indemnified Person as a result of such loss, damage, claim or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the
Indemnified Person on the other in connection with the actions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying person and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying person or Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentences. Notwithstanding the provisions of this Section 5(d), the Holder shall not be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by the Holder under the sale of Registrable Securities giving rise to such indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The obligations of the Company and the Holder under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement.

6.Facilitation of Sales Pursuant to Rule 144. For so long as Registrable Securities remain outstanding, the Company will (a) use commercially reasonable efforts to make and keep adequate public information available, as required by clause (c) of Rule 144, (b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (excluding, for avoidance of doubt, any Prospectus or Registration Statement which the Company is under no obligation to file), and (c) furnish, or otherwise make available to the Holder so long as the Holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company with the Commission under the Exchange Act or Securities Act as the Holder may reasonably request in connection with the sale of Registrable Securities without registration.
7.Reserved.
8.Miscellaneous.

(a)Remedies. In the event of a breach by the Company or the Holder of any of its obligations under this Agreement, any Party, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by the Company of any of the provisions of this Agreement and further agree that, in the event of any action for specific performance in respect of such breach, the Company shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond. No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(b)Amendment; Modification; Waivers. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and the Holder, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s).
(c)Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):
If to the Company:

TriSalus Life Sciences, Inc. 6272 West 91st Avenue Westminster, CO 80031 Attn: Sean Murphy
Email: sean.murphy@trisaluslifesci.com
with a copy to (which shall not qualify as notice to any party hereto): Cooley LLP

10265 Science Center Drive San Diego, CA 92121
Attn: Matt Browne; Carlos Ramirez
Email: mbrowne@cooley.com; cramirez@cooley.com

If to the Holder:
OrbiMed Royalty & Credit Opportunities IV, LP c/o OrbiMed Advisors LLC
601 Lexington Avenue, 54th Floor New York, NY 10022
Attention: Matthew Rizzo; OrbiMed Credit Report
Email: RizzoM@OrbiMed.com; ROSCreditops@orbimed.com
with a copy to (which shall not qualify as notice to any party hereto):

Covington & Burling LLP
The New York Times Building 620 Eighth Avenue
New York, NY 10018
Attention: Peter Schwartz; Jennifer Uren
E-mail: pschwartz@cov.com; juren@cov.com

(d)Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal Laws of the State of New York without giving effect to any choice of Laws or conflict of Laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than the State of New York. In any action or proceeding between any of the Parties arising out of or relating to this Agreement, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the federal courts of the United States or the courts of the State of New York, in each case located in the city and county of New York; and (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 8(d).
(e)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. The Holder may not assign its rights under this Agreement without the prior written consent of the Company.
(f)Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 8(d) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER,
(ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(h)Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Laws, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.
(i)Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
(j)Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.
(k)Execution of Agreement. This Agreement may be executed and delivered (by facsimile, email or other means of electronic transmission) in any number of counterparts,

each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.
(l)Determination of Ownership. In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Common Stock from time to time, or, if no such transfer agent exists, the Company’s stock ledger.
(m)No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Person” and collectively, the “Related Persons”), in each case other than the Company, the Holder or any of their respective successors or permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Laws, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Persons, as such, for any obligation or liability of the Company or the Holder under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 8(m) shall relieve or otherwise limit the liability of the Company or the Holder, as such, for any breach or violation of its obligations under this Agreement. For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against the other Party or its respective successors and permitted assigns, as applicable.
(n)Third-Party Beneficiaries. Except to the extent set forth in Section 5, nothing in this Agreement, express or implied, is intended to confer upon any Person other than a Party and its successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.
(o)Headings; Section References; Signatories. All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.
[Signature Pages Follow]
IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first written above.
TRISALUS LIFE SCIENCES, INC.

By: /s/Sean Murphy
Name: Sean Murphy
Title: Chief Financial Officer

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP By: OrbiMed ROF IV LLC, its General Partner By OrbiMed Advisors LLC, its Managing Member
/s/Matthew Rizzo
Name: Matthew Rizzo
Title: Member

EXHIBIT A

Form of Selling Securityholder Questionnaire TRISALUS LIFE SCIENCES, INC.
SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE
The undersigned holder of Registrable Securities issued by TriSalus Life Sciences, Inc. (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 or Form S-1 (the “Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated April 30, 2024, by and between the Company and OrbiMed Royalty & Credit Opportunities IV, LP (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a Selling Securityholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions, as described therein). Holders must complete and deliver this notice and questionnaire (“Notice and Questionnaire”) in order to be named as Selling Securityholders in the Prospectus. Certain legal consequences arise from being named as a Selling Securityholder in the Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a Selling Securityholder in the Registration Statement and the Prospectus.
NOTICE
The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby provides the following information to the Company and represents and warrants that such information is materially accurate and complete:
QUESTIONNAIRE
PART I. Name:
(a)Full legal name of the Selling Securityholder:

(b)Full legal name of the registered holder (if not the same as Part I(a) above) through which the Registrable Securities listed in Part III below are held:

(c)Full legal name of any natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Part III below):

PART II. Notices to Selling Securityholder:
(a)Address:

(b)Telephone:

(c)Fax:

(d)Contact person:

(e)E-mail address of contact person:

PART III. Beneficial Ownership of Registrable Securities:
(a)Type and number of Registrable Securities beneficially owned:

(b)Number of shares of Common Stock to be registered for resale pursuant to this Notice and Questionnaire:

PART IV. Broker-Dealer Status:
(a)Are you a broker-dealer?
Yes No
(b)If you answered “yes” to Part IV(a) above, did you receive your Registrable Securities as compensation for investment banking services provided to the Company?
Yes No
Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)Are you an affiliate of a broker-dealer? Yes No
If you answered “yes”, provide a narrative explanation below:

(d)If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes No
Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

PART V. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:
Except as set forth below in this Part V, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Part III.
Type and amount of other securities beneficially owned:

PART VI. Relationships with the Company:
(a)Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?
Yes No
(b)If your response to Part VI(a) above is “yes”, please state the nature and duration of your relationship with the Company:

PART VII. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex I hereto, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.
State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its Affiliates. All notices hereunder shall be delivered as set forth in the Registration Rights Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Parts I through VII above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and Prospectus.
IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated:

Selling Securityholder

Name of Entity or Individual

By:
Name:
Title:

Annex I
Plan of Distribution
We are registering the resale by the Selling Securityholders or their permitted transferees from time to time of [●] shares of Common Stock that are issuable upon the exercise of an equivalent number of Warrants issued to the Selling Securityholder in a private placement in connection with the [Loan Agreement].

We are required to pay all fees and expenses incident to the registration of the securities to be offered and sold pursuant to this prospectus, including with regard to compliance with state securities or “blue sky” laws. The Selling Securityholder will bear all commissions and discounts, if any, attributable to its sale of securities.
We will not receive any of the proceeds from the sale of the securities by the Selling Securityholder. We will receive proceeds from Warrants exercised in the event that such Warrants are exercised for cash. The aggregate proceeds to the Selling Securityholder will be the purchase price of the securities less any discounts and commissions borne by the Selling Securityholder.
The securities beneficially owned by the Selling Securityholder covered by this prospectus may be offered and sold from time to time by the Selling Securityholder. The term “Selling Securityholder” includes donees, pledgees, transferees or other successors in interest selling securities received after the date of this prospectus from the Selling Securityholder as a gift, pledge, partnership distribution or other transfer. The Selling Securityholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise. These sales may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The Selling Securityholder may sell its securities by one or more of, or a combination of, the following methods:
•purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;
•ordinary brokerage transactions and transactions in which the broker solicits purchasers;
•block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•an over-the-counter distribution in accordance with the rules of Nasdaq;
•through trading plans entered into by the Selling Securityholder pursuant to Rule 10b5-1 under the Exchange Act, that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans;
•short sales;
•distribution to employees, members, limited partners or securityholders of the Selling Securityholder;
•through the writing or settlement of options or other hedging transaction, whether through an options exchange or otherwise;
•by pledge to secured debts and other obligations;

•delayed delivery arrangements;
•to or through underwriters or broker-dealers;
•in “at the market” offerings, as defined in Rule 415 under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;
•in privately negotiated transactions;
•in options transactions;
•through a combination of any of the above methods of sale; or
•any other method permitted pursuant to applicable law.
In addition, any securities that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.
To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the securities in the course of hedging the positions they assume with the Selling Securityholder. The Selling Securityholder may also sell the securities short and redeliver the securities to close out such short positions. The Selling Securityholder may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The Selling Securityholder may also pledge securities to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged securities pursuant to this prospectus (as supplemented or amended to reflect such transaction).
In effecting sales, broker-dealers or agents engaged by the Selling Securityholder may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the Selling Securityholder in amounts to be negotiated immediately prior to the sale.
In connection with any sales of securities offered hereunder, the Selling Securityholder and any underwriters, agents, brokers or dealers participating in such sales may be deemed to be
“underwriters” within the meaning of the Securities Act. Any profits realized by the Selling Securityholder and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions. If the Selling Securityholder is an “underwriter” within the meaning of Section 2(11) of the Securities Act, then the Selling Securityholder will be subject to the prospectus delivery requirements of the Securities Act. At the time a particular offer of securities is made, if required, a prospectus supplement will be distributed that will set forth the number of securities being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.
In order to comply with the securities laws of certain states, if applicable, the securities must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
We have advised the Selling Securityholder that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of securities in the market and to the activities of the Selling Securityholder and its affiliates. In addition, we will make copies of this prospectus available to the Selling Securityholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The Selling Securityholder may indemnify any broker-dealer that participates in transactions involving the sale of the securities against certain liabilities, including liabilities arising under the Securities Act.
A holder of Warrants may exercise their Warrants in accordance with the Warrant on or before the expiration date set forth therein by surrendering, at the office of the Warrant Agent, Continental Stock Transfer & Trust Company, the certificate evidencing such Warrant, with the form of election to purchase set forth thereon, properly completed and duly executed, accompanied by full payment of the exercise price, subject to any applicable provisions relating to cashless exercises in accordance with the Warrant.
We have agreed to indemnify the Selling Securityholder against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
Pursuant to the Registration Rights Agreement, we have agreed to keep the registration statement of which this prospectus constitutes a part effective until such time as (A) such shares have been disposed of pursuant to an effective registration statement, (B) such shares are sold pursuant to Rule 144, (C) the Selling Securityholder is able to dispose of all of the shares without restriction or limitation pursuant to Rule 144 and all restrictive legends and stop transfer instructions have been removed with respect to such shares or (D) the expiration date of the Warrant.